Exhibit 8

Subsidiaries

Company	Country of Incorporation
Actaea Company Limited	Malta
Asteria Shipping Company Limited	Malta
Auckland Marine Inc.	Liberia
Baker International S.A.	Liberia
Balticsea Marine Inc.	Liberia
Bayard Maritime Ltd.	Liberia
Bayview Shipping Inc.	Liberia
Blacksea Marine Inc.	Liberia
Blackwell Seaways Inc.	Liberia
Boulevard Shiptrade S.A.	Marshall Islands
Bounty Investment Inc.	Liberia
Boxcarrier (No. 1) Corp.	Liberia
Boxcarrier (No. 2) Corp.	Liberia
Boxcarrier (No. 3) Corp.	Liberia
Boxcarrier (No. 4) Corp.	Liberia
Boxcarrier (No. 5) Corp.	Liberia
Cellcontainer (No. 1) Corp.	Liberia
Cellcontainer (No. 2) Corp.	Liberia
Cellcontainer (No. 3) Corp.	Liberia
Cellcontainer (No. 4) Corp.	Liberia
Cellcontainer (No. 5) Corp.	Liberia
Cellcontainer (No. 6) Corp.	Liberia
Cellcontainer (No. 7) Corp.	Liberia
Cellcontainer (No. 8) Corp.	Liberia
Channelview Marine Inc.	Liberia
Containers Lines Inc.	Liberia
Containers Services Inc.	Liberia
Continent Marine Inc.	Liberia
Daisy Holding Corp.	Marshall Islands
Erato Navigation Inc.	Liberia
Expresscarrier (No. 1) Corp.	Liberia
Expresscarrier (No. 2) Corp.	Liberia
Foxtrot Holding Corp.	Marshall Islands
Karlita Shipping Company Limited	Cyprus
Lito Navigation Inc.	Liberia
Lydia Inc.	Liberia
Medsea Marine Inc.	Liberia
Megacarrier (No. 1) Corp.	Liberia
Megacarrier (No. 2) Corp.	Liberia
Megacarrier (No. 3) Corp.	Liberia
Megacarrier (No. 4) Corp.	Liberia
Megacarrier (No. 5) Corp.	Liberia
New Dawn Holdings Inc.	Liberia
Oceancarrier (No. 1) Corp.	Liberia
Oceanew Shipping Limited	Cyprus
Oceanprize Navigation Limited	Cyprus
Ramona Marine Company Limited	Cyprus
Rewarding International Shipping Inc.	Liberia
Sapfo Navigation Inc.	Liberia
Sarond Shipping Inc.	Marshall Islands
Seacarriers Lines Inc.	Liberia
Seacarriers Services Inc.	Liberia
Speedcarrier (No. 1) Corp.	Liberia
Speedcarrier (No. 2) Corp.	Liberia
Speedcarrier (No. 3) Corp.	Liberia

Speedcarrier (No. 4) Corp.	Liberia
Speedcarrier (No. 5) Corp.	Liberia
Speedcarrier (No. 6) Corp.	Liberia
Speedcarrier (No. 7) Corp.	Liberia
Speedcarrier (No. 8) Corp.	Liberia
Teucarrier (No. 1) Corp.	Liberia
Teucarrier (No. 2) Corp.	Liberia
Teucarrier (No. 3) Corp.	Liberia
Teucarrier (No. 4) Corp.	Liberia
Teucarrier (No. 5) Corp.	Liberia
Trindade Maritime Company	Marshall Islands
Tully Enterprises S.A.	Liberia
Vilos Navigation Company Ltd	Malta
Wellington Marine Inc.	Liberia
Westwood Marine S.A.	Liberia